Merrill Lynch
California
Municipal
Bond Fund



[FUND LOGO]

STRATEGIC
         Performance



Semi-Annual Report
February 28, 1997


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch California
Municipal Bond Fund
Merrill Lynch California
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                               #10329 -- 2/97



Merrill Lynch California Municipal Bond Fund           February 28, 1997



TO OUR SHAREHOLDERS

The Municipal Market Environment
During the three month period ended February 28, 1997, long-term municipal revenue bond yields rose moderately. As measured by the Bond Buyer Revenue Index, A-rated uninsured tax-exempt revenue bond yields increased approximately 15 basis points (0.15%) to 5.93%. During December 1996 and January 1997, evidence for continued strong economic growth increased inflationary fears and pushed fixed-income rates higher. Long-term, tax-exempt bond yields rose to approximately 6% at the end of January 1997 before slightly declining during February. US Treasury bond yields followed a similar pattern, but exhibited far greater volatility. By late January 1997, US Treasury bond yields rose approximately 60 basis points to approximately 6.95% before falling modestly to end the February quarter at 6.80%. In total, US Treasury bond yields increased 45 basis points during the February quarter, while municipal bond yields rose approximately 15 basis points.

The municipal bond market's ability to withstand the pressure of higher bond yields in recent months was mainly the result of a continued strong technical position. During the six months ended February 28, 1997, approximately $100 billion in new long-term municipal securities was issued, essentially unchanged from issuance of a year earlier. Approximately $45 billion in tax-exempt bonds was issued during the quarter ended February 28, 1997, representing a decline of approximately 8% compared to the quarter ended February 29, 1996. This declining trend has been even more pronounced thus far in 1997. During January and February 1997, slightly over $21 billion in new long-term municipal bonds was underwritten, a decline of over 15% from the first two months of 1996.

While the recent demand for long-term tax-exempt bonds has not been overwhelming, it was more than adequate to prevent the more significant yield increases seen in the taxable bond markets. In early January 1997, long-term investors did receive over $20 billion in coupon income, bond maturities and proceeds from early redemptions. Much of these monies, despite the continued lure of the equity market, was reallocated to the municipal bond market. Continued strong demand from certain insurance companies generated considerable scarcity of higher-rated tax-exempt bonds in the 15-year -- 20-year maturity sector. Additionally, the increasingly short supply of attractively priced municipal securities in the 25-year -- 30-year maturity sector prevented many institutional investors from raising large cash reserve positions. Scarce supply made the reinvestment of such positions uncertain and, given increased market volatility, the timing of such reinvestment became even more problematic.

Looking forward, the supply of new bond issuance in 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to regain some of its former strength with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop enjoyed in 1996 may continue in 1997. The near-term direction of interest rates remains uncertain. Recent renewed economic growth has not yet resulted in renewed inflationary pressures. The interest rate volatility seen in recent months, however, is likely to continue until either the rate of recent economic growth declines or the Federal Reserve Board raises interest rates to restrict further growth. The tax-exempt bond market's technical position, however, is likely to be strong enough for much of 1997 to continue to dampen much of this interest rate volatility. This suggests that municipal bond yields may continue to trade in a relatively narrow range, rewarding neither an overly aggressive nor defensive portfolio strategy.

Portfolio Strategy
We continue to manage Merrill Lynch California Municipal Bond Fund with the strategy of providing both a high current yield of tax-exempt income combined with capital appreciation potential. The six months ended February 28, 1997 witnessed a fairly volatile environment for the fixed-income markets. However, throughout this period, the municipal bond market remained within a relatively identifiable trading range. We attempted to take advantage of this trading range by purchasing municipal revenue bonds, when available, as municipal interest rates approached 6%, and selling securities when interest rates declined into the neighborhood of 5.50%. At the lower end of this range, the demand for municipal securities has historically evaporated, limiting the risk/reward relationship for further appreciation in prices going forward.

We maintained an above-average industry level of current return within the portfolio mix in order to seek to provide a generous level of tax-exempt income. Also, this relatively high coupon structure serves the Fund well in periods of rising interest rates because these securities are less sensitive to negative price movements. We expect to keep the Fund within this trading range until there are clear signs of economic strength or weakness providing clues to the next move by the Federal Reserve Board and a corresponding change in the trend of short-term and long-term interest rates. Now that long-term US Treasury interest rates have breached 7%, we believe this situation provides an outstanding opportunity to pursue a more aggressive investment strategy. Long-term municipal bond yields near the 6% level would provide excellent value for long-term investors, and we would use that type of buying opportunity to become fully invested. We remain committed to maintaining a majority of total assets in AA or better rated securities because of the lack of any real credit quality spreads. Currently 77% of the Fund's net assets are rated AA or better by at least one of the major rating agencies.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch California
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WALTER C. O'CONNOR
Walter C. O'Connor
Vice President and Portfolio Manager

April 7, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

(bullet) Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.







Recent Performance Results

                                                                                  12 Month     3 Month
                                                   2/28/97   11/30/96   2/29/96   % Change     % Change
Class A Shares*                                    $11.67     $11.81    $11.73      -0.51%       -1.19%
Class B Shares*                                     11.67      11.81     11.74      -0.60        -1.19
Class C Shares*                                     11.67      11.81     11.74      -0.60        -1.19
Class D Shares*                                     11.67      11.81     11.74      -0.60        -1.19
Class A Shares -- Total Return*                                                     +5.13(1)     +0.17(2)
Class B Shares -- Total Return*                                                     +4.51(3)     +0.04(4)
Class C Shares -- Total Return*                                                     +4.41(5)     +0.02(6)
Class D Shares -- Total Return*                                                     +4.94(7)     +0.14(8)
Class A Shares -- Standardized 30-day Yield          4.66%
Class B Shares -- Standardized 30-day Yield          4.35%
Class C Shares -- Standardized 30-day Yield          4.25%
Class D Shares -- Standardized 30-day Yield          4.57%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.644 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.158 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.585 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.143 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.573 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.140 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.632 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.155 per share ordinary income dividends.






Performance Summary -- Class A Shares

                            Net Asset Value        Capital Gains
Period Covered            Beginning    Ending       Distributed     Dividends Paid*    % Change**
10/25/88 -- 12/31/88        $11.02     $10.99            --           $0.148            + 1.08%
1989                         10.99      11.31            --            0.761            +10.14
1990                         11.31      11.22            --            0.755            + 6.14
1991                         11.22      11.61        $0.031            0.751            +10.79
1992                         11.61      11.64         0.125            0.807            + 8.58
1993                         11.64      12.13         0.158            0.808            +12.78
1994                         12.13      10.62            --            0.662            - 7.08
1995                         10.62      11.83            --            0.636            +17.77
1996                         11.83      11.69            --            0.637            + 4.39
1/1/97 -- 2/28/97            11.69      11.67            --            0.094            + 0.73
                                               Total $0.314     Total $6.059
                                                 Cumulative total return as of 2/28/97: +84.50%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                           Net Asset Value          Capital Gains
Period Covered           Beginning    Ending         Distributed    Dividends Paid*    % Change**
9/30/85 -- 12/31/85        $10.00     $10.60              --          $0.175            + 8.00%
1986                        10.60      11.63          $0.046           0.763            +17.80
1987                        11.63      10.73              --           0.745            - 1.45
1988                        10.73      10.99              --           0.707            + 9.28
1989                        10.99      11.32              --           0.705            + 9.69
1990                        11.32      11.22              --           0.698            + 5.51
1991                        11.22      11.62           0.031           0.694            +10.33
1992                        11.62      11.64           0.125           0.748            + 7.94
1993                        11.64      12.13           0.158           0.747            +12.22
1994                        12.13      10.63              --           0.606            - 7.50
1995                        10.63      11.83              --           0.578            +17.07
1996                        11.83      11.69              --           0.578            + 3.87
1/1/97 -- 2/28/97           11.69      11.67              --           0.086            + 0.65
                                                Total $0.360    Total $7.830
                                                Cumulative total return as of 2/28/97: +139.94%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                             Net Asset Value      Capital Gains
Period Covered             Beginning    Ending     Distributed    Dividends Paid*    % Change**
10/21/94 -- 12/31/94         $10.94     $10.63          --           $0.116           - 1.76%
1995                          10.63      11.83          --            0.566           +16.95
1996                          11.83      11.69          --            0.566           + 3.76
1/1/97 -- 2/28/97             11.69      11.67          --            0.084           + 0.63
                                                               Total $1.332
                                               Cumulative total return as of 2/28/97: +19.97%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                               Net Asset Value     Capital Gains
Period Covered              Beginning    Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94          $10.94     $10.63          --           $0.127            - 1.65%
1995                           10.63      11.83          --            0.623            +17.53
1996                           11.83      11.69          --            0.625            + 4.29
1/1/97 -- 2/28/97              11.69      11.67          --            0.093            + 0.72
                                                                Total $1.468
                                                 Cumulative total return as of 2/28/97: +21.42%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                              % Return Without     % Return With
                                 Sales Charge      Sales Charge**
Class A Shares*
Year Ended 12/31/96                 +4.39%             +0.22%
Five Years Ended 12/31/96           +6.95              +6.08
Inception (10/25/88)
through 12/31/96                    +7.68              +7.14

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                 % Return             % Return
                               Without CDSC          With CDSC**
Class B Shares*
Year Ended 12/31/96                 +3.87%             -0.09%
Five Years Ended 12/31/96           +6.38              +6.38
Ten Years Ended 12/31/96            +6.48              +6.48

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                % Return              % Return
                               Without CDSC          With CDSC**
Class C Shares*
Year Ended 12/31/96                 +3.76%             +2.77%
Inception (10/21/94)
through 12/31/96                    +8.34              +8.34

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                             % Return Without      % Return With
                               Sales Charge        Sales Charge**
Class D Shares*
Year Ended 12/31/96                 +4.29%             +0.12%
Inception (10/21/94)
through 12/31/96                    +8.89              +6.88

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.




Merrill Lynch California Municipal Bond Fund                                                          February 28, 1997

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)

  S&P   Moody's   Face                                                                                            Value
Ratings Ratings  Amount                                    Issue                                               (Note 1a)

California -- 97.3%
NR*    NR*      $3,750  Alameda, California, Public Financing Authority, Local Agency Special Tax Revenue
                        Refunding Bonds (Community Facility #1), Series A, 7% due 8/01/2019                        $3,896
AAA    Aaa      34,440  Anaheim, California, Public Financing Authority, Lease Revenue Bonds (Public
                        Improvements Project), Series C, 6.04%** due 9/01/2030 (f)                                  4,735
AAA    Aaa       3,000  Anaheim, California, Public Financing Authority, Tax Allocation Revenue Bonds,
                        Registered RITES, 9.07% due 12/28/2018 (c)(j)                                               3,476
                        Antioch, California, Improvement Bonds (1915 Assessment District No.27--Lone Tree):
NR*    NR*         655  Series D, 6.40% due 9/02/2003                                                                 676
NR*    NR*       4,955  Series D, 7.30% due 9/02/2013                                                               5,131
NR*    NR*       3,995  Series E, 7.125% due 9/02/2016                                                              4,128
AAA    Aaa       3,140  Brea, California, Public Financing Authority, Tax Allocation Revenue Bonds
                        (Redevelopment Project AB), Series A, 6.75% due 8/01/2022 (c)                               3,448
AAA    Aaa       2,025  Brentwood, California, GO, Unified School District, 6.85% due 2/01/1999 (a)(d)              2,176
                        California HFA, Home Mortgage Revenue Bonds:
AA-    Aa        3,620  AMT, Series A, 7.70% due 8/01/2030                                                          3,805
AA-    Aa          470  AMT, Series B, 8% due 8/01/2029                                                               491
AA-    Aa       10,115  AMT, Series F-1, 7% due 8/01/2026                                                          10,738
AA-    Aa          715  AMT, Series G, 8.15% due 8/01/2019                                                            743
AA-    Aa        2,060  Series A, 8.125% due 8/01/2019                                                              2,156
AA-    Aa        2,115  Series D, 7.25% due 8/01/2017                                                               2,232
                        California HFA, Revenue Bonds, AMT:
AA-    Aa        4,100  RIB, 9.112% due 8/01/2023 (j)                                                               4,336
AAA    Aaa         980  Series A, 7.20% due 2/01/2026 (c)                                                           1,031
                        California Health Facilities Financing Authority Revenue Bonds, Series A:
AAA    Aaa       4,350  (Kaiser Permanente), 7% due 10/01/2018 (c)                                                  4,696
BB     Aaa       5,150  Refunding (Good Samaritan Health System), 7.50% due 5/01/2000 (a)                           5,735
AAA    Aaa       4,000  (Scripps Memorial Hospital), 6.25% due 10/01/2013 (c)                                       4,232
NR*    A         5,780  (Scripps Research Institute), 6.625% due 7/01/2014                                          6,215
                        California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and
                        Electric Co.), VRDN (b):
A1+    NR*       1,300  Series C, 3.35% due 11/01/2026                                                              1,300
A1+    NR*       2,700  Series F, 3.35% due 11/01/2026                                                              2,700
                        California State Department of Water Resources, Water Systems Revenue Bonds
                        (Central Valley Project):
AAA    Aaa       5,500  Refunding, Series Q, 5.375% due 12/01/2027 (c)                                              5,234
AA     Aa        5,000  Series O, 5% due 12/01/2022                                                                 4,542
                        California State Public Works Board, Lease Revenue Bonds:
A      Aaa      10,675  (Department of Corrections-Monterey County Soledad II), Series A, 7% due
                        11/01/2004 (a)                                                                             12,557
A      A         3,555  High Technology Facilities (San Jose Facilities), Series A, 7.75% due 8/01/2006             4,003
A      Aaa       7,000  (Various Community College Projects), Series B, 7% due 3/01/2004 (a)                        8,154
AAA    Aaa      10,775  (Various University of California Projects), Series A, 6.40% due 12/01/2002 (a)(d)         12,074
A-     A1        1,475  (Various University of California Projects), Series B, 6.625% due 12/01/2004 (a)            1,695
                        California State, Veterans' Bonds, AMT, UT:
A+     A1       16,300  Series AW, 7.70% due 4/01/2009                                                             17,152
AAA    Aaa      20,000  Series BD, BE and BF, 6.375% due 2/01/2027 (d)                                             20,595
AA     Aa        4,750  California Statewide Communities Development Authority Revenue Bonds,
                        (Saint Joseph Health System Group), COP, 6.625% due 7/01/2021                               5,160
                        Central Coast, California, Water Authority Revenue Bonds (State Water Project
                        Regional Facilities) (d):
AAA    Aaa       5,000  6.60% due 10/01/2002 (a)                                                                    5,638
AAA    Aaa      10,000  Refunding, Series A, 5% due 10/01/2022                                                      9,113
A1     VMIG1+    1,800  Chula Vista, California, IDR, Refunding (San Diego Gas), VRDN, Series A, 3.35%
                        due 7/01/2021 (b)                                                                           1,800
AAA    Aaa      10,355  Contra Costa, California, Transportation Authority, Sales Tax Revenue Bonds, Series A,
                        6% due 3/01/2007 (e)                                                                       11,256
BBB    NR*       1,000  Contra Costa County, California, Public Financing Authority, Tax Allocation Revenue
                        Refunding Bonds, Series A, 7.10% due 8/01/2022                                              1,066
                        Corona, California, COP (Corona Community):
AAA    Aaa       1,915  8% due 3/01/2009 (a)                                                                        2,433
AAA    Aaa       2,065  8% due 3/01/2010 (a)                                                                        2,629
AAA    Aaa       2,230  8% due 3/01/2011 (a)                                                                        2,859
AAA    Aaa       2,410  8% due 3/01/2012 (a)                                                                        3,110
AAA    Aaa       2,605  8% due 3/01/2013 (a)                                                                        3,378
AAA    Aaa       2,810  8% due 3/01/2014 (a)                                                                        3,650
AAA    Aaa       3,035  8% due 3/01/2015 (i)                                                                        3,953
AAA    Aaa       5,670  East Bay, California, Municipal Utilities District, Wastewater Treatment System, Revenue
                        Refunding Bonds, 5% due 6/01/2016 (e)                                                       5,278
AAA    Aaa       5,000  El Cajon, California, Redevelopment Agency, Tax Allocation Bonds (El Cajon
                        Redevelopment Project), 6.60% due 10/01/2022 (d)                                            5,447
BBB+   NR*       4,600  Fontana, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Jurupa
                        Hills Redevelopment Project), Series A, 7.20% due 10/01/2024                                5,021
AAA    Aaa       2,230  Irvine, California, Unified School District, Special Tax Community Facilities Bonds
                        (District No. 86-1), Series A, 8.10% due 11/15/2013 (c)                                     2,420
AAA    Aaa       5,000  Long Beach, California, Harbor Revenue Bonds, AMT, 5.375% due 5/15/2020 (c)                 4,730
                        Long Beach, California, Improvement Bonds (1915 Assessment District 90-2):
NR*    NR*         465  7% due 9/02/2001                                                                              482
NR*    NR*         495  7.05% due 9/02/2002                                                                           513
NR*    NR*         530  7.10% due 9/02/2003                                                                           549
NR*    NR*         570  7.15% due 9/02/2004                                                                           590
NR*    NR*         610  7.20% due 9/02/2005                                                                           630
NR*    NR*         655  7.25% due 9/02/2006                                                                           677
NR*    NR*       4,065  7.50% due 9/02/2011                                                                         4,225
NR*    NR*       5,695  Long Beach, California, M/F Housing Redevelopment Agency Revenue Bonds (Pacific
                        Court Apartments), Issue B, AMT, 6.95% due 9/01/2023                                        3,702
NR*    NR*       4,545  Long Beach, California, Special Tax Community Facilities Bonds (District No. 3-Pine
                        Avenue), 6.375% due 9/01/2023                                                               4,423
AAA    Aaa       5,150  Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding
                        Bonds (Bunker Hill), Series H, 6.50% due 12/01/2016 (f)                                     5,637
AAA    Aaa      17,050  Los Angeles, California, Convention and Exhibition Center Authority, COP, 9% due
                        12/01/2005 (a)                                                                             22,450
A+     Aa       10,000  Los Angeles, California, Department of Water and Power, Electric Plant Revenue Bonds,
                        Registered RITR, 8.678% due 2/01/2020 (j)                                                  11,125
AAA    Aaa       5,000  Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds,
                        6.30% due 7/01/2024 (c)                                                                     5,368
                        Los Angeles, California, Harbor Department Revenue Bonds:
AAA    NR*      10,000  7.60% due 10/01/2018 (i)                                                                   12,542
AAA    Aaa       5,000  AMT, RITR, Series 7, 8.642% due 11/01/2026 (c)(j)                                           5,556
AAA    Aaa       7,890  Los Angeles, California, Wastewater System Revenue Bonds, Series D, 6.625%
                        due 12/01/2012 (c)                                                                          8,611
AAA    Aaa      10,000  Los Angeles County, California, COP (Correctional Facilities Project), 6.50% due
                        9/01/2000 (a)(c)                                                                           10,926
AAA    Aaa      10,000  Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue
                        Bonds (Proposition C), Second Series A, 5% due 7/01/2025 (d)                                9,021
AAA    Aaa       6,250  Marysville, California, Hospital Revenue Bonds (Fremont-Rideout Health Group),
                        Series A, 6.30% due 1/01/2022 (d)                                                           6,638
                        Metropolitan Water District, Southern California, Waterworks Revenue Bonds:
AA     Aa       11,650  RIB, 7.91% due 8/05/2022 (j)                                                               11,927
AA     Aa        5,500  Series C, 5% due 7/01/2027                                                                  4,976
AAA    Aaa       6,000  Series C, 5% due 7/01/2027 (c)                                                              5,437
AAA    Aaa       5,635  Ontario, California, Redevelopment Financing Authority Revenue Bonds (Cimarron Project
                        No. 1 - Center City), 6.375% due 8/01/2020 (c)                                              6,012
A      NR*       3,000  Palmdale, California, Civic Authority, Revenue Refunding Bonds (Merged Redevelopment
                        Project), Series A, 6.60% due 9/01/2034                                                     3,244
AAA    Aaa      11,620  Pittsburg, California, Redevelopment Agency, Residential Mortgage Revenue Bonds,
                        9.60% due 6/01/2016 (i)                                                                    16,796
NR*    NR*       8,480  Pleasanton, California, Joint Powers Financing Authority, Revenue Reassessment Bonds,
                        Sub-Series B, 6.75% due 9/02/2017                                                           8,769
AAA    Aaa       3,450  Rancho, California, Water District Financing Authority Revenue Bonds, RITES, 9.124%
                        due 9/11/2001 (a)(d)(j)                                                                     4,162
                        Redwood City, California, Public Financing Authority, Local Agency Revenue Bonds:
AAA    Aaa       1,500  Refunding, Series A, 6.50% due 7/15/2011 (d)                                                1,635
A-     NR*       2,500  Series B, 7.25% due 7/15/2011                                                               2,730
BBB    NR*       2,430  Riverside County, California, Redevelopment Agency Bonds (Tax Allocation
                        Redevelopment Project No. 4), Series A, 7.50% due 10/01/2026                                2,629
AAA    Aaa       3,000  Rohnert Park, California, Community Development Agency, Tax Allocation Refunding
                        Bonds (Rohnert Park Redevelopment Project), 6.50% due 8/01/2020 (d)                         3,241
                        Sacramento, California, Municipal Utility District, Electric Revenue Bonds:
AAA    Aaa       7,000  INFLOS, 8.666% due 8/15/2018 (e)(j)                                                         7,875
AAA    Aaa       5,000  Series B, 6.375% due 8/15/2022 (c)                                                          5,367
AA     Aa        2,500  San Bernardino, California, Health Care System Revenue Bonds (Sisters of Charity),
                        Series A, 7% due 7/01/2001 (a)                                                              2,801
                        San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds (e):
AAA    Aaa       7,000  5% due 5/15/2020                                                                            6,415
AAA    Aaa       9,750  5% due 5/15/2025                                                                            8,848
                        San Francisco, California, City and County Airport Commission, International Airport
                        Revenue Bonds, Second Series (d):
AAA    Aaa       3,240  AMT, Issue 6, 6.50% due 5/01/2018                                                           3,451
AAA    Aaa       8,000  AMT, Issue 6, 6.60% due 5/01/2020                                                           8,633
AAA    Aaa       8,500  Refunding, Issue 1, 6.30% due 5/01/2011                                                     9,113
                        San Francisco, California, City and County, Public Utilities Commission, Water Revenue
                        Refunding Bonds, Series A:
AA-    Aa        8,870  5% due 11/01/2021                                                                           8,151
AA-    Aa        6,990  5% due 11/01/2026                                                                           6,349
NR*    NR*       1,280  San Francisco, California, City and County Redevelopment Agency, Community Facilities
                        District Special Tax No. 1 Bonds (South Beach), 8.20% due 8/01/2013                         1,361
AAA    Aaa       4,150  Santa Clara, California, Electric Revenue Bonds, Series A, 6.50% due 7/01/2021 (c)          4,521
AAA    Aaa      10,000  Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC
                        Facility Replacement Project), Series A, 6.75% due 11/15/2020 (d)                          11,217
AA     A1        1,000  Santa Clara County, California, Transportation District, Sales Tax Revenue Bonds,
                        Series A, 6.75% due 6/01/2011                                                               1,088
AAA    Aaa       2,000  Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds (Consolidated
                        Redevelopment Project), Series A, 6.40% due 9/01/2022 (c)                                   2,148
AAA    Aaa       3,500  Santa Rosa, California, Wastewater Revenue Refunding Bonds (Subregional Wastewater
                        Project), Series A, 5% due 9/01/2022 (e)                                                    3,190
                        Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT (h):
AAA    NR*       3,830  (Mortgage-Backed Security), Series A, 7.625% due 10/01/2023                                 4,043
AAA    NR*       2,450  (Mortgage-Backed Security), Series A, 7.35% due 9/01/2024 (g)                               2,582
AAA    NR*       1,040  Series B, 7.75% due 3/01/2024 (g)                                                           1,101
BBB+   NR*      19,300  Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility Revenue
                        Refunding Certificates (Ogden Martin System Inc. Project), 7.625% due 1/01/2010            20,751
AAA    Aaa       6,500  Stockton, California, Revenue Bonds (Wastewater Treatment Plant Expansion), COP,
                        Series A, 6.80% due 9/01/2024 (e)                                                           7,293
AAA    Aaa       4,000  Tri-City, California, Hospital District Revenue Bonds (Tri-City Hospital), 7.50%
                        due 2/01/2002 (a)(c)                                                                        4,612
                        University of California Revenue Bonds (Multiple Purpose Projects):
A      NR*      14,700  Refunding, Series A, 6.875% due 9/01/2002 (a)                                              16,663
AAA    Aaa       8,000  Series D, 6.25% due 9/01/2012 (c)                                                           8,512
AAA    Aaa       6,000  Series D, 6.375% due 9/01/2019 (c)                                                          6,427
AAA    Aaa      11,845  Series D, 6.375% due 9/01/2024 (c)                                                         12,689
A      A2        6,000  West Covina, California, COP (Queen of the Valley Hospital), 6.95% due 8/15/2023            6,591
AAA    Aaa       6,000  West Sacramento, California, Redevelopment Agency, Tax Allocation Bonds (West
                        Sacramento Redevelopment Project), 6.25% due 9/01/2010 (c)                                  6,410

Puerto Rico -- 1.2%
A      Baa1      5,000  Puerto Rico Commonwealth, GO, UT, 6.45% due 7/01/2017                                       5,330
AAA    Aaa       2,000  Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                        Bonds, Series T, 6.625% due 7/01/2002 (a)                                                   2,240

Total Investments (Cost -- $580,974) -- 98.5%                                                                     624,018

Other Assets Less Liabilities -- 1.5%                                                                               9,489
                                                                                                               ----------
Net Assets -- 100.0%                                                                                             $633,507
                                                                                                               ==========

(a) Prerefunded.
(b) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1997.
(c) MBIA Insured.
(d) AMBAC Insured.
(e) FGIC Insured.
(f) FSA Insured.
(g) FNMA Collateralized.
(h) GNMA Collateralized.
(I) Escrowed to Maturity.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates.
    The interest rate shown is the rate in effect at February 28, 1997.
*   Not Rated.
**  Represents a zero coupon bond; the interest rate is shown is the effective yield at the time of purchase by the Fund.
+   Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch California Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDR    Industrial Development Revenue Bonds
INFLOS Inverse Floating Rate Municipal Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITES  Residual Interest Tax-Exempt Securities
RITR   Residual Interest Trust Receipts
S/F    Single - Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1997

Assets:             Investments, at value (identified cost -- $580,973,634)(Note 1a)                      $624,017,550
                    Cash                                                                                        81,358
                    Receivables:
                    Interest                                                                 $11,197,766
                    Beneficial interest sold                                                     668,581    11,866,347
                                                                                            ------------
                    Prepaid registration fees and other assets (Note 1e)                                       117,848
                                                                                                          ------------
                    Total assets                                                                           636,083,103
                                                                                                          ------------

Liabilities:        Payables:
                    Beneficial interest redeemed                                               1,319,970
                    Dividends to shareholders (Note 1f)                                          544,442
                    Investment adviser (Note 2)                                                  265,617
                    Distributor (Note 2)                                                         180,432     2,310,461
                                                                                            ------------
                    Accrued expenses and other liabilities                                                     265,318
                                                                                                          ------------
                    Total liabilities                                                                        2,575,779
                                                                                                          ------------

Net Assets:         Net assets                                                                            $633,507,324
                                                                                                          ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                         $373,328
                    Class B Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                        3,606,040
                    Class C Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                           77,547
                    Class D Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                        1,370,873
                    Paid-in capital in excess of par                                                       601,395,958
                    Accumulated realized capital losses on investments -- net (Note 5)                     (14,094,707)
                    Accumulated distribution in excess of realized capital gains -- net (Note 1f)           (2,265,631)
                    Unrealized appreciation on investments -- net                                           43,043,916
                                                                                                          ------------
                    Net assets                                                                            $633,507,324
                                                                                                          ============

Net Asset Value:    Class A -- Based on net assets of $43,562,007 and 3,733,277 shares of
                    beneficial interest outstanding                                                             $11.67
                                                                                                          ============
                    Class B -- Based on net assets of $420,900,497 and 36,060,399 shares of
                    beneficial interest outstanding                                                             $11.67
                                                                                                          ============
                    Class C -- Based on net assets of $9,049,570 and 775,469 shares of
                    beneficial interest outstanding                                                             $11.67
                                                                                                          ============
                    Class D -- Based on net assets of $159,995,250 and 13,708,730 shares of
                    beneficial interest outstanding                                                             $11.67
                                                                                                          ============
                    See Notes to Financial Statements.





Statement of Operations

                                                                                              For the Six Months Ended
                                                                                                     February 28, 1997

Investment Income   Interest and amortization of premium and discount earned                               $19,374,640
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                         $1,731,220
                    Account maintenance and distribution fees -- Class B (Note 2)              1,122,654
                    Transfer agent fees -- Class B (Note 2)                                       92,142
                    Account maintenance fees -- Class D (Note 2)                                  67,989
                    Accounting services (Note 2)                                                  42,650
                    Registration fees (Note 1e)                                                   37,342
                    Custodian fees                                                                34,004
                    Professional fees                                                             30,821
                    Account maintenance and distribution fees -- Class C (Note 2)                 26,021
                    Transfer agent fees -- Class D (Note 2)                                       23,307
                    Trustees' fees and expenses                                                   20,598
                    Printing and shareholder reports                                              13,297
                    Transfer agent fees -- Class A (Note 2)                                        7,234
                    Pricing fees                                                                   1,943
                    Transfer agent fees -- Class C (Note 2)                                        1,931
                                                                                            ------------
                    Total expenses                                                                           3,253,153
                                                                                                          ------------
                    Investment income -- net                                                                16,121,487
                                                                                                          ------------
Realized &          Realized gain on investments -- net                                                      2,878,350
Unrealized          Change in unrealized appreciation on investments -- net                                  7,048,532
Gain on                                                                                                   ------------
Investments -- Net  Net Increase in Net Assets Resulting from Operations                                   $26,048,369
(Notes 1b, 1d & 3):                                                                                       ============

                    See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                            For the Six      For the
                                                                                           Months Ended     Year Ended
Increase (Decrease) in Net Assets:                                                         Feb. 28, 1997  Aug. 31, 1996

Operations:         Investment income -- net                                                 $16,121,487   $33,842,706
                    Realized gain on investments -- net                                        2,878,350     4,306,220
                    Change in unrealized appreciation on investments -- net                    7,048,532     1,206,892
                                                                                            ------------  ------------
                    Net increase in net assets resulting from operations                      26,048,369    39,355,818
                                                                                            ------------  ------------
Dividends to        Investment income -- net:
Shareholders        Class A                                                                   (1,151,312)   (2,457,264)
(Note 1f):          Class B                                                                  (11,117,350)  (27,350,656)
                    Class C                                                                     (210,145)     (287,834)
                    Class D                                                                   (3,642,680)   (3,746,952)
                                                                                            ------------  ------------
                    Net decrease in net assets resulting from dividends to shareholders      (16,121,487)  (33,842,706)
                                                                                            ------------  ------------
Beneficial          Net decrease in net assets derived from beneficial interest              (19,684,332)  (29,652,521)
Interest            transactions                                                            ------------  ------------
Transactions
(Note 4):


Net Assets:         Total decrease in net assets                                              (9,757,450)  (24,139,409)
                    Beginning of period                                                      643,264,774   667,404,183
                                                                                            ------------  ------------
                    End of period                                                           $633,507,324  $643,264,774
                                                                                            ============  ============
                    See Notes to Financial Statements.





Financial Highlights

                                                                                  Class A
                                                              For the Six
The following per share data and ratios have been derived       Months
from information provided in the financial statements.          Ended
                                                               Feb. 28,      For the Year Ended August 31,
                                                                 1997      1996      1995      1994      1993
Increase (Decrease) in Net Asset Value:                         -------   -------   -------   -------   -------

Per Share         Net asset value, beginning of period           $11.49    $11.40    $11.32    $12.38    $11.80
Operating                                                       -------   -------   -------   -------   -------
Performance:      Investment income -- net                          .32       .64       .64       .68       .70
                  Realized and unrealized gain (loss) on
                  investments -- net                                .18       .09       .08      (.78)      .78
                                                                -------   -------   -------   -------   -------
                  Total from investment operations                  .50       .73       .72      (.10)     1.48
                                                                -------   -------   -------   -------   -------
                  Less dividends and distributions:
                  Investment income -- net                         (.32)     (.64)     (.64)     (.68)     (.70)
                  Realized gain on investments -- net                --        --        --      (.19)     (.20)
                  In excess of realized gain on
                  investments -- net                                 --        --        --      (.09)      --
                                                                -------   -------   -------   -------   -------
                  Total dividends and distributions                (.32)     (.64)     (.64)     (.96)     (.90)
                                                                -------   -------   -------   -------   -------
                  Net asset value, end of period                 $11.67    $11.49    $11.40    $11.32    $12.38
                                                                =======   =======   =======   =======   =======

Total Investment  Based on net asset value per share               4.34%++   6.53%     6.75%     (.92%)   13.19%
Return:**                                                       =======   =======   =======   =======   =======

Ratios to         Expenses                                          .64%*     .65%      .65%      .62%      .63%
Average                                                         =======   =======   =======   =======   =======
Net Assets:       Investment income -- net                         5.46%*    5.51%     5.83%     5.65%     5.87%
                                                                =======   =======   =======   =======   =======

Supplemental      Net assets, end of period (in thousands)      $43,562   $42,668   $44,228   $60,017   $64,526
Data:                                                           =======   =======   =======   =======   =======
                  Portfolio turnover                              43.17%    53.79%    53.40%    75.66%    61.24%
                                                                =======   =======   =======   =======   =======

                  *  Annualized.
                  ** Total investment returns exclude the effect of sales loads.
                  ++ Aggregate total investment return.

                  See Notes to Financial Statements.




                                                                                  Class B
                                                               For the Six
The following per share data and ratios have been derived        Months
from information provided in the financial statements.           Ended
                                                                Feb. 28,       For the Year Ended August 31,
                                                                  1997      1996      1995      1994      1993
Increase (Decrease) in Net Asset Value:                         -------   -------   -------   -------   -------

Per Share         Net asset value, beginning of period           $11.49    $11.40    $11.32    $12.38    $11.80
Operating                                                       -------   -------   -------   -------   -------
Performance:      Investment income -- net                          .29       .58       .59       .61      0.64
                  Realized and unrealized gain (loss) on
                  investments -- net                                .18       .09       .08      (.78)     0.78
                                                                -------   -------   -------   -------   -------
                  Total from investment operations                  .47       .67       .67      (.17)     1.42
                                                                -------   -------   -------   -------   -------
                  Less dividends and distributions:
                  Investment income -- net                         (.29)     (.58)     (.59)     (.61)     (.64)
                  Realized gain on investments -- net                --        --        --      (.19)     (.20)
                  In excess of realized gain on
                  investments -- net                                 --        --        --      (.09)      --
                                                                -------   -------   -------   -------   -------
                  Total dividends and distributions                (.29)     (.58)     (.59)     (.89)     (.84)
                                                                -------   -------   -------   -------   -------
                  Net asset value, end of period                 $11.67    $11.49    $11.40    $11.32    $12.38
                                                                =======   =======   =======   =======   =======

Total Investment  Based on net asset value per share               4.08%++   5.99%     6.25%    (1.50%)   12.62%
Return:**                                                       =======   =======   =======   =======   =======

Ratios to         Expenses                                         1.14%*    1.16%     1.16%     1.13%     1.13%
Average                                                         =======   =======   =======   =======   =======
Net Assets:       Investment income -- net                         4.95%*    5.01%     5.32%     5.15%     5.38%
                                                                =======   =======   =======   =======   =======

Supplemental      Net assets, end of period (in thousands)     $420,900  $480,668  $616,199  $726,888  $821,220
Data:                                                           =======   =======   =======   =======   =======
                  Portfolio turnover                              43.17%    53.79%    53.40%    75.66%    61.24%
                                                                =======   =======   =======   =======   =======

                  *  Annualized.
                  ** Total investment returns exclude the effect of sales loads.
                  ++ Aggregate total investment return.

                  See Notes to Financial Statements.





                                                                          Class C
                                                               For the              For the
                                                                 Six      For the    Period
The following per share data and ratios have been derived      Months       Year    Oct. 21,
from information provided in the financial statements.          Ended      Ended    1994+ to
                                                               Feb. 28,   Aug. 31,  Aug. 31,
                                                                 1997       1996      1995
                                                                -------   -------   -------
Increase (Decrease) in Net Asset Value:

Per Share         Net asset value, beginning of period           $11.49    $11.40    $10.94
Operating                                                       -------   -------   -------
Performance:      Investment income -- net                          .28       .57       .49
                  Realized and unrealized gain on
                  investments -- net                                .18       .09       .46
                                                                -------   -------   -------
                  Total from investment operations                  .46       .66       .95
                                                                -------   -------   -------
                  Less dividends from investment income -- net     (.28)     (.57)     (.49)
                                                                -------   -------   -------
                  Net asset value, end of period                 $11.67    $11.49    $11.40
                                                                =======   =======   =======

Total Investment  Based on net asset value per share               4.03%++   5.88%     8.91%++
Return:**                                                       =======   =======   =======

Ratios to         Expenses                                         1.25%*    1.26%     1.27%*
Average                                                         =======   =======   =======
Net Assets:       Based on net asset value per share               4.85%*    4.91%     5.04%*
                                                                =======   =======   =======

Supplemental      Net assets, end of period (in thousands)       $9,050    $8,112    $3,131
Data:                                                           =======   =======   =======
                  Portfolio turnover                              43.17%    53.79%    53.40%
                                                                =======   =======   =======


                                                                          Class D
                                                               For the              For the
                                                                 Six      For the   Period
The following per share data and ratios have been derived      Months       Year    Oct. 21,
from information provided in the financial statements.          Ended      Ended    1994+ to
                                                               Feb. 28,   Aug. 31,  Aug. 31,
                                                                 1997       1996      1995
                                                                -------   -------   -------
Increase (Decrease) in Net Asset Value:

Per Share         Net asset value, beginning of period           $11.49    $11.40    $10.94
Operating                                                       -------   -------   -------
Performance:      Investment income -- net                          .31       .63       .54
                  Realized and unrealized gain on
                  investments -- net                                .18       .09       .46
                                                                -------   -------   -------
                  Total from investment operations                  .49       .72      1.00
                                                                -------   -------   -------
                  Less dividends from investment income -- net     (.31)     (.63)     (.54)
                                                                -------   -------   -------
                  Net asset value, end of period                 $11.67    $11.49    $11.40
                                                                =======   =======   =======

Total Investment  Based on net asset value per share               4.29%++   6.43%     9.39%++
Return:**                                                       =======   =======   =======

Ratios to         Expenses                                          .74%*     .75%      .76%*
Average                                                         =======   =======   =======
Net Assets:       Based on net asset value per share               5.36%*    5.42%     5.59%*
                                                                =======   =======   =======

Supplemental      Net assets, end of period (in thousands)     $159,995  $111,817    $3,846
Data:                                                           =======   =======   =======
                  Portfolio turnover                              43.17%    53.79%    53.40%
                                                                =======   =======   =======

                  *  Annualized.
                  ** Total investment returns exclude the effect of sales loads.
                  +  Commencement of Operations.
                  ++ Aggregate total investment return.

                  See Notes to Financial Statements.




Merrill Lynch California Municipal Bond Fund           February 28, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch California Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement
and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                      Account                Distribution
                  Maintenance Fee                Fee

Class B                0.25%                    0.25%
Class C                0.25%                    0.35%
Class D                0.10%                      --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                       MLFD                     MLPF&S

Class A              $  379                    $ 3,960
Class D              $2,990                    $29,780

For the six months ended February 28, 1997, MLPF&S received contingent deferred sales charges of $221,857 and $1,627 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1997 were $268,483,010 and $264,781,012, respectively.

Net realized and unrealized gains (losses) as of February 28, 1997 were as follows:

                                        Realized
                                         Gains           Unrealized
                                        (Losses)            Gains

Long-term investments                $4,950,095        $ 43,043,916
Short-term investments                   (1,182)                 --
Financial futures contracts          (2,070,563)                 --
                                    -----------        ------------
Total                                $2,878,350        $ 43,043,916
                                    ===========        ============

As of February 28, 1997, net unrealized appreciation for Federal income tax purposes aggregated $43,043,916, of which $45,588,392 related to appreciated securities and $2,544,476 related to depreciated securities. The aggregate cost of investments at February 28, 1997 for Federal income tax purposes was $580,973,634.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $19,684,332 and $29,652,521 for the six months ended February 28, 1997 and for the year ended August 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the
Six Months Ended                                          Dollar
February 28, 1997                     Shares              Amount

Shares sold                          332,589         $ 3,877,285
Shares issued to share-
holders in reinvestment
of dividends                          43,277             504,157
                                 -----------        ------------
Total issued                         375,866           4,381,442
Shares redeemed                     (356,293)         (4,142,776)
                                 -----------        ------------
Net increase                          19,573         $   238,666
                                 ===========        ============

Class A Shares for the Year                               Dollar
Ended August 31, 1996                 Shares              Amount

Shares sold                          343,484         $ 3,993,921
Shares issued to share-
holders in reinvestment
of dividends                          91,475           1,056,965
                                 -----------        ------------
Total issued                         434,959           5,050,886
Shares redeemed                     (602,254)         (6,955,693)
                                 -----------        ------------
Net decrease                        (167,295)        $(1,904,807)
                                 ===========        ============

Class B Shares for the
Six Months Ended                                          Dollar
February 28, 1997                     Shares              Amount

Shares sold                        1,525,103         $17,765,335
Shares issued to share-
holders in reinvestment
of dividends                         427,519           4,982,389
                                 -----------        ------------
Total issued                       1,952,622          22,747,724
Automatic conversion
of shares                         (4,113,757)        (47,941,830)
Shares redeemed                   (3,600,990)        (41,922,868)
                                 -----------        ------------
Net decrease                      (5,762,125)      $ (67,116,974)
                                 ===========        ============

Class B Shares for the Year                               Dollar
Ended August 31, 1996                 Shares              Amount

Shares sold                        3,684,831       $  42,602,905
Shares issued to share-
holders in reinvestment
of dividends                       1,050,882          12,150,317
                                 -----------        ------------
Total issued                       4,735,713          54,753,222
Automatic conversion
of shares                         (9,424,309)       (109,009,248)
Shares redeemed                   (7,544,434)        (87,132,865)
                                 -----------        ------------
Net decrease                     (12,233,030)      $(141,388,891)
                                 ===========        ============

Class C Shares for the
Six Months Ended                                          Dollar
February 28, 1997                     Shares              Amount

Shares sold                          223,169         $ 2,598,572
Shares issued to share-
holders in reinvestment
of dividends                          10,114             117,869
                                 -----------        ------------

Total issued                         233,283           2,716,441
Shares redeemed                     (163,764)         (1,910,841)
                                 -----------        ------------
Net increase                          69,519         $   805,600
                                 ===========        ============

Class C Shares for the Year                               Dollar
Ended August 31, 1996                 Shares              Amount

Shares sold                          544,866         $ 6,303,679
Shares issued to share-
holders in reinvestment
of dividends                          12,095             139,565
                                 -----------        ------------
Total issued                         556,961           6,443,244
Shares redeemed                     (125,720)         (1,452,025)
                                 -----------        ------------
Net increase                         431,241         $ 4,991,219
                                 ===========        ============

Class D Shares for the
Six Months Ended                                          Dollar
February 28, 1997                     Shares              Amount

Shares sold                          576,814         $ 6,724,708
Automatic conversion
of shares                          4,113,757          47,941,830
Shares issued to share-
holders in reinvestment
of dividends                         137,768           1,606,069
                                 -----------        ------------
Total issued                       4,828,339          56,272,607
Shares redeemed                     (849,580)         (9,884,231)
                                 -----------        ------------
Net increase                       3,978,759       $  46,388,376
                                 ===========        ============

Class D Shares for the Year                               Dollar
Ended August 31, 1996                 Shares              Amount

Shares sold                          623,197       $   7,211,474
Automatic conversion
of shares                          9,424,309         109,009,248
Shares issued to share-
holders in reinvestment
of dividends                         142,594           1,645,562
                                 -----------        ------------
Total issued                      10,190,100         117,866,284
Shares redeemed                     (797,598)         (9,216,326)
                                 -----------        ------------
Net increase                       9,392,502       $ 108,649,958
                                 ===========        ============

5. Capital Loss Carryforward:
At August 31, 1996, the Fund had a net capital loss carryforward of approximately $16,951,000, of which $9,806,000 expires in 2003 and $7,145,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863